UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
First Internet Bancorp
(Name of Registrant as Specified In Its Charter)
___________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your **Vote** Counts!

FIRST INTERNET BANCORP

2025 Annual Meeting
Vote by May 18, 2025
11:59 PM ET

FIRST INTERNET BANCORP

FIRST INTERNET BANCORP
8701 EAST 116TH STREET
FISHERS, IN 46038

V68420-P26605

You invested in FIRST INTERNET BANCORP and it's time to vote!

This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 19, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote Virtually at the Meeting*

May 19, 2025
1:00 PM, Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/INBK2025

*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. To elect eight directors to serve until the next Annual Meeting of Shareholders. **Nominees:** 01) Aasif M. Bade 02) David B. Becker 03) Justin P. Christian 04) Ann Colussi Dee 05) Joseph A. Fenech 06) John K. Keach, Jr. 07) Michele "Mel" Raines 08) Jean L. Wojtowicz	For
2. To approve, in an advisory (non-binding) vote, the compensation paid to our named executive officers.	For
3. To approve, in an advisory (non-binding) vote, whether to conduct future advisory votes to approve executive compensation every one, two or three years.	One Year
4. To ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for 2025.	For
NOTE: At their discretion, the proxies are authorized to vote on any other business as may properly come before the meeting or any adjournments thereof.	

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V68421-P26605